                                                                  Exhibit No. 99



                               Powers of Attorney

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                        VARIABLE ANNUITY ACCOUNT CONTRACT

     Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form N-A registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        July 18, 1995
                                        -----------------------------------
                                        Date



                                        /s/ Louis G. Lower, II
                                        -----------------------------------
                                        Louis G. Lower, II
                                        Chairman of the Board, CEO
                                        and Director
                                        Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                        VARIABLE ANNUITY ACCOUNT CONTRACT

     Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.



                                        September 13, 1995
                                        -----------------------------------
                                        Date



                                        /s/ Marla G. Friedman
                                        -----------------------------------
                                        Marla G. Friedman
                                        President, COO and Director
                                        Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                        VARIABLE ANNUITY ACCOUNT CONTRACT

     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        July 13, 1995
                                        -----------------------------------
                                        Date



                                        /s/ Michael J. Velotta
                                        -----------------------------------
                                        Michael J. Velotta
                                        Vice President, Secretary
                                        and General Counsel and Director
                                        Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                        VARIABLE ANNUITY ACCOUNT CONTRACT

     Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                      September 14, 1995
                                      -----------------------------------
                                      Date



                                      /s/ G. Craig Whitehead
                                      -----------------------------------
                                      G. Craig Whitehead
                                      Senior Vice President, Assistant
                                      Assistant Vice President and Director
                                      Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                        VARIABLE ANNUITY ACCOUNT CONTRACT

     Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        July 17, 1995
                                        -----------------------------------
                                        Date



                                        /s/ Peter H. Heckman
                                        -----------------------------------
                                        Peter H. Heckman
                                        Vice President, Director
                                        Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                        VARIABLE ANNUITY ACCOUNT CONTRACT

     Know all men by these presents that Barry S. Paul, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        July 20, 1995
                                        -----------------------------------
                                        Date



                                        /s/ Barry S. Paul
                                        -----------------------------------
                                        Barry S. Paul
                                        Assistant Vice President and Controller
                                        Glenbrook Life and Annuity Company